UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest event reported): October 2, 2003

                           Commission File No. 0-5014
                                               ------

                               PACIFIC REALM, INC.
                               -------------------
                 (Name of Small Business Issuer in its charter)

         DELAWARE                                             95-2554669
         --------                                             ----------
(State or other jurisdiction of                      (IRS Employer
 incorporation or organization)                      Identification Number)

           13428 MAXELLA AVENUE, SUITE #322, MARINA DEL REY, CA 92092
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                   Issuer's telephone number: (310) 574-8555
                                              --------------




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ITEM 1.  Changes in Control of Registrant

On October  2, 2003,  Pacific  Realm,  Inc.  (the  "Company"),  entered  into an
Agreement and Plan of Reorganization (the "Agreement") with AeroTelesis Ltd. ("ATL"), a British Virgin Islands company, whereby the Company issued 75,000,000 shares of "restricted securities" (common stock) to ATL in exchange for, among other things, all assets and operations of ATL's wholly-owned subsidiary, AeroTelesis Philippines, Inc. ("ATP"), a British Virgin Islands company, in consideration of the exchange of 100% of the issued and outstanding shares of ATP. ATL also gave a right of first refusal to the Company to acquire operations in other developing nations, primarily in Southeast Asia, Central and South America and the Middle East. The shares to be issued to ATL amount to approximately 92% in the aggregate of the post-Agreement outstanding voting securities of the Company. For the present time, Mr. Gutierrez, current CEO and director of the Company, will continue as CEO and sole director of the Company.

ATP was formed as the operating entity of ATL's proposed operations in the Philippines, which include a joint venture with local partners in the Philippines. ATP is a wireless telecommunications company which will deploy a new and advanced wireless network in the Philippines through ATP's proprietary technology known as Ultimate Spectral Modulation ("USM"). ATP's unique modulation technology will provide bandwidth efficiency for increasing data transmission rates, network capacity and throughput.

ATP's primary objective is the commercial implementation and deployment of an advanced yet cost effective wireless network that will provide high quality, high speed and vast capacity for the transmission of voice, data and video. Using the USM technology, ATP aims to achieve superior quality services at competitive and affordable pricing to capture the critical mass of users, where the middle and lower market segments (often considered as "second tier" users) are widely untapped.

ATP's primary services will include Wireless Local Loop ("WLL"), Mobile Cellular, as well as other network related services. It is anticipated that ATP's operations will commence during the first quarter of 2004. For the network implementation, ATL assigned certain joint ventures and licenses to ATP for use in its proposed Philippines operations.

ATP will be a wholly-operated subsidiary of the Company.

ITEM 2.  Acquisition or Disposition of Assets.

See discussion above in Item 1.

ITEM 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired.

         Required Audited Financial Statements of AeroTelesis Philippines Inc. are currently being prepared and will be filed with the Securities and Exchange Commission as an amendment to this Report.

         (b) Pro Forma Financial Information.

         Required Pro Forma financial statements, taking into account the completion of the Agreement, are being prepared and will be filed with the Securities and Exchange Commission as an amendment to this Report.

         (c) Exhibits.

         10.1  Agreement and Plan of Reorganization.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

October 2, 2003                                   PACIFIC REALM, INC.



                                                  /s/ Joseph Gutierrez
                                                  --------------------------
                                                  Joseph Gutierrez, President